UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 19, 2022, the Board of Directors (“Board”) of Predictive Oncology Inc. (the “Company”) elected David S. Smith, JD, to the Board as a Class III director. Mr Smith was appointed to fill the vacancy created by the resignation of Christina Jenkins, M.D. in August 2022. As a Class III Director, Mr. Smith’s term will expire at the 2024 annual meeting of the Company’s stockholders.

Mr. Smith is a life sciences and corporate attorney, veteran biotech industry executive and leading authority on the legal issues surrounding the therapeutic use of human tissue and cells. Mr. Smith has extensive transactional experience, including venture financings and regulatory matters for life sciences companies and investors. Mr. Smith frequently speaks on matters related to the commercial development of tissue, cell and stem cell technologies, and has authored extensively on topics such as human tissue therapies and tissue engineering research. Mr. Smith currently serves on the Board of Directors of Foundation for Cell and Gene Medicine and is a Fellow and past member of the executive committee of Tissue Engineering and Regenerative Medicine International Society. Mr Smith was previously a member of the Board of Directors of the Pennsylvania Biotechnology Association and past officer of the Pittsburgh Tissue Engineering Initiative.

In connection with Mr. Smith’s appointment to the Board and in recognition of the services he will provide to the Company as a director, the Company will grant to Mr. Smith shares of common stock from the Company’s Amended and Restated 2012 Stock Incentive Plan having a grant date value equal to $5,000.

A press release announcing the appointment of the new director is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 25, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.
By:	/s/ Bob Myers
Name: Bob Myers
Title: Chief Financial Officer

Date: October 25, 2022